UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2019

The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	IPG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of The Interpublic Group of Companies, Inc. was held on May 23, 2019.

(b) The following matters were voted upon with the final results indicated below.

1.	The nominees listed below were elected directors until the next annual meeting of shareholders with the respective votes set forth opposite their names:

				BROKER
NOMINEE	FOR	AGAINST	ABSTAIN	NON-VOTES

Jocelyn Carter-Miller	325,699,270	7,554,878	233,628	16,108,347
H. John Greeniaus	325,719,371	7,515,789	252,616	16,108,347
Mary J. Steele Guilfoile	323,239,239	10,032,511	216,026	16,108,347
Dawn Hudson	331,381,774	1,892,973	213,029	16,108,347
William T. Kerr	325,419,902	7,816,020	251,854	16,108,347
Henry S. Miller	330,887,244	2,321,951	278,581	16,108,347
Jonathan F. Miller	327,298,533	5,920,593	268,650	16,108,347
Patrick Q. Moore	327,068,556	6,152,774	266,446	16,108,347
Michael I. Roth	315,045,200	18,180,505	262,071	16,108,347
David M. Thomas	323,043,642	10,190,691	253,443	16,108,347
E. Lee Wyatt Jr.	330,949,962	2,271,039	266,775	16,108,347

2.	A proposal to approve confirmation of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2019 was approved with the votes set forth below:

For	340,469,232
Against	8,900,583
Abstain	226,308

There were no broker non-votes.

3.	An advisory ballot question on named executive officer compensation was approved with the votes set forth below:

For	316,058,190
Against	16,700,474
Abstain	729,112
Broker non-votes	16,108,347

4.	A proposal to adopt The Interpublic Group of Companies, Inc. 2019 Performance Incentive Plan was approved with the votes set forth below:

For	319,517,414
Against	13,763,101
Abstain	207,261
Broker non-votes	16,108,347

5.	A stockholder proposal regarding an independent Board chairman was defeated with the votes set forth below:

For	70,824,693
Against	262,175,808
Abstain	487,275
Broker non-votes	16,108,347

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: May 29, 2019	By: /s/ Andrew Bonzani
Name: Andrew Bonzani Title: Executive Vice President, General Counsel and Secretary